SCHEDULE 14A

Information Required in Proxy Statement

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Yappn Corp.

(Name of Company As Specified In Charter)

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YAPPN CORP.

1001 Avenue of the Americas, 11th Floor

New York, NY 10018

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2014 Annual and Special Meeting of Stockholders (the “Meeting”) of Yappn Corp. (the “Company”) will be held at Brickell Avenue Business Center, 1200 Brickell Ave., Suite 1800 & 1950 Miami, FL 33131 Large conference room on December 22, 2014 at 9:00 a.m., local time for the following purposes:

1.	To elect five directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death. The Board of Directors recommends that Stockholders vote “FOR” each Director.
2.	To ratify the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2015 and to authorize the Board of Directors to fix their remuneration. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.
3.	To approve the 2014 Stock Option Plan. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.
4.	To approve an increase of the authorized shares of common stock of the Company from 200,000,000 to 400,000,000, $0.0001 par value effective as of the filing of amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.
5.	To consider and, if deemed advisable, approve an advisory vote on executive compensation.
6.	To consider an advisory vote determining the frequency of future executive compensation advisory votes.
7.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on November 11, 2014 at 5:00p.m local time as the record date for the annual and special meeting. Only holders of record of the Company’s Shares (“Stockholders”) at that time are entitled to notice of, and to vote at, the meeting.

Dated: November 11, 2014

/s/ David Lucatch
Chief Executive Officer

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted. Please fill in, date, sign and return the enclosed proxy card. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in "street name" and plan to attend the meeting in person, remember to bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

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YAPPN CORP.

1001 Avenue of the Americas, 11th Floor

New York, NY 10018

Telephone: (888) 859-4441

PROXY STATEMENT FOR 2014 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF YAPPN CORP.

December 22, 2014

Unless otherwise stated, the information contained in this proxy statement is as of November 11, 2014.

Introduction

This proxy statement is being furnished to the stockholders of Yappn Corp. (the “Company”) in connection with the solicitation by or on behalf of management of the by its Board of Directors (the “Board”) in connection with the 2014 Annual and Special Meeting of Stockholders (the “Meeting”) to be held at the offices of Brickell Avenue Business Center, 1200 Brickell Ave., Suite 1800 & 1950 Miami, FL 33131 Large conference room on December 22, 2014 at 9:00 a.m, local time, or at any adjournment or postponement thereof.

The Company is listed on the OTCQX in the United States of America (ticker: YPPN).

Our registered United States office is located at 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

All dollar amounts referenced herein, unless otherwise indicated, are expressed in United States dollars and Canadian dollars are referred to as “CAD”.

Date, Time and Place

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its shares of common stock (the “Shares”) for use at the Annual and Special Meeting of Stockholders to be held at Brickell Avenue Business Center, 1200 Brickell Ave., Suite 1800 & 1950 Miami, FL 33131 Large conference room on December 22, 2014, 2014 at 9:00 a.m., local time, or at any adjournment or postponement thereof. The proxy cut-off date for shares to be voted in advance of the meeting will be on December 15, 2014 if by mail and December 19, 2014 if by scanned email or facsimile by 5:00pm, EST. Proxies will be solicited primarily by mail but may also be solicited personally, by telephone or by facsimile by the regular employees of the Company at nominal costs. The costs of solicitation by management will be borne by the Company.

Record Date

Stockholders of record at the close of business on November 11, 2014, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. On the record date, there were 128,067,498issued and outstanding shares of the Company’s Shares entitled to notice of and to vote at the annual and special meeting. Holders of our Shares have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office.

The presence in person or by proxy of holders of at least fifty percent of the outstanding shares of Shares of the Company constitutes a quorum. For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. The inspector of election who will be appointed for the Meeting will tabulate votes cast by proxy or in person and will determine whether or not a quorum is present.

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Proposals to be considered by Stockholders

At the Meeting, we will ask holders of our Shares to consider and vote upon the following items:

(1) Election of Directors

The election of the Company’s directors, namely David Lucatch, Marc Saltzman, Neil Stiles, Herb Willer, and Steven Wayne Parsons. If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

(2) Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification of the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending May 31, 2015.

(3) Approve the Amended and Restated Stock Option Plan

To approve the Company’s 2014 Stock Option Plan (the “Plan”).

(4) Approve the increase of the authorized capital stock of the Company

To approve an increase of the authorized shares of common stock of the Company from 200,000,000 to 400,000,000, $0.0001 par value effective as of the filing of amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State.

(5) Approve an advisory vote on executive compensation.

As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the Company’s executive compensation as outlined within this document.

(6) Approve an advisory vote determining the frequency of future executive compensation advisory votes.

As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the frequency required to hold a vote on executive compensation.

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Votes Required By Stockholders

(1) Election of Directors

The five directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Therefore each director who has more “for” votes than “against” votes will be elected to the Board. Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2) Ratification of the appointment of an Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending May 31, 2015, and to authorize the Board of Director’s to fix the firm’s remuneration, will require the affirmative vote of a majority of the votes cast. For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

(3) Approve the 2014 Stock Option Plan

This proposal will require the affirmative vote of a majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

(4) Approve the increase of the authorized capital stock of the Company

Approval of the proposal to increase the capital stock of the Company will require the affirmative vote of a majority of the votes cast. For purposes of this vote, votes who abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(5) Approve an advisory vote on executive compensation

The proposal to approve executive compensation is a non-binding resolution. The proposal will pass with an affirmative vote received by the majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

(6) Approve an advisory vote determining the frequency of future executive compensation advisory votes

The proposal to determine the frequency of advisory votes on executive compensation is a non-binding resolution. The proposal will pass with an affirmative vote received by the majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

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Voting of Proxies

A shareholder has the right to appoint a person or Company (who need not be a shareholder of the Company), other than the persons designated in the accompanying form of proxy, to represent the shareholder at the Meeting. Such right may be exercised by inserting the name of such person or Company in the blank space provided in the proxy or by completing another proper form of proxy. Your Shares will be voted in accordance with the instructions contained in the proxies. Your shares will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your shares will be voted accordingly. If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner: FOR the election of persons put forth in this proxy to serve on the Board of Directors; FOR the ratification of the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2015 and to authorize the Board of Directors to fix the firm’s remuneration; FOR the approval of the 2014 Stock Option Plan; and FOR the approval to increase the authorized capital stock of the Company; TO approve by an advisory vote named executive officer compensation; and FOR an advisory vote every three years on executive compensation advisory votes.

Revocability of Proxies – How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted: (1) by delivering to our Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.

Attendance at the Meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K, and proxy card have been sent directly to you on the Company’s behalf at the address on file with Equity Stock Transfer.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record: Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES

The Company will pay the cost of solicitation of proxies on behalf of the Board. In addition to mail, proxy solicitation may be made through other means, including scanned email and facsimile. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders. Stockholders should not send stock certificates with their proxy cards.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events. These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended May 31, 2014 filed with the SEC and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

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Voting Securities

The current authorized share capital of the Company consists of 200,000,000 Shares with a par value of $0.0001 per Common Share. As at the date hereof, 128,067,498 Shares are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. To the knowledge of the directors and executive officers of the Company, no person or Company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying in excess of 10% of the voting rights attached to all outstanding Shares of the Company, except that David Lucatch directly and indirectly (see below) controls 86,190,000 shares. .

PROPOSAL 1 - ELECTION OF DIRECTORS

The following table sets forth the name, age and position of nominated director of the Company as at November 11, 2014. Directors of the Company hold their offices until the next annual meeting of the Company’s shareholders or until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Executive officers of the Company are appointed by the Board of Directors (the “Board”) to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Name	Age	Position	# of Voting Securities Beneficially Owned, or Controlled or Directed, Directly or Indirectly (1)
David Lucatch	52	Director, Chief Executive Officer	86,190,000(2)
Marc Saltzman	43	Director	500,000 (3)
Neil Stiles	56	Director	500,000 (4)
Herb Willer	60	Director, Chairman of the Board of Directors	500,000 (5)
Steven Wayne Parsons	52	Director	500,000 (6)

(1) The information as to shares beneficially owned, or controlled or directed, directly or not directly, not being within the knowledge of the Company, has been furnished by the respective nominees.

(2) David Lucatch is the Chief Executive Officer of Intertainment Media, Inc., and, as such, has sole voting and investment power over the 70,000,000 shares of common stock held by Intertainment Media, Inc.  Mr. Lucatch is also a Director of Ortsbo, Inc.  and has voting control over such shares of our common stock held by Ortsbo, Inc.

(3) Marc Saltzman holds 500,000 common stock purchase options.

(4) Neil Stiles holds 500,000 common stock purchase options

(5) Herb Willer holds 500,000 common stock purchase options.

(6) Steven Wayne Parsons holds 500,000 common stock purchase options.

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person’s principal occupation during the period, and the name and principal business of the organization by which he or she was employed, and including other directorships held in reporting companies.

David Lucatch, Chief Executive Officer and Director.  Mr. Lucatch, 52, has served as the Chief Executive Officer and director of Intertainment Media, Inc., a company listed on the TSX Venture Exchange, on the OTCQX and in Frankfurt, since 2006 and as its President from 2006 through 2011.  He has served as a director of Ortsbo, Inc., a wholly owned subsidiary of Intertainment Media, Inc., since 2010, as its President from 2010 through 2011 and as its Chief Executive Officer from 2010 through 2012.  He has served as a director of Ortsbo USA, Inc., a wholly owned subsidiary of Ortsbo Inc., since 2011.  Mr. Lucatch also currently serves as the President and a director of Alimor Ventures Inc. since 2000, as the President and a director of Alimor Consulting, Inc. since 2000, as the President and a director of Savers Plus Canada, Inc. since 2003, as a director of Poynt Corporation from 2011 to June 2012 and as a director of Silverbirch, Inc. from 2007 through 2008.  Mr. Lucatch was selected to serve on the board of directors due to his extensive experience with social media, his perspective as the creator of the Yappn concept and his perspective as the Chief Executive Officer and a director of our largest controlling stockholder.  Throughout his business career Mr. Lucatch has been an active supporter of a number of not for profit organizations and has been recognized internationally for his service and support.  Mr. Lucatch graduated in 1985 from the University of Toronto.  Mr. Lucatch continues to mentor at the University of Toronto and the Management Economics Student Association programs and various leadership programs.  In 2010 Mr. Lucatch was a recipient of an Arbour Award from the University of Toronto, recognizing his continued activities and contributions to the University of Toronto.  Mr. Lucatch is a member of the College of Electors of the University of Toronto and of the Ontario Securities Commission SME Committee.

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Marc Saltzman, Director.  Mr. Saltzman, 43, has reported on the technology industry since 1996 as a freelance journalist, author, lecturer, consultant, and radio and TV personality.  Along with his weekly syndicated columns with Gannett, the United States’ largest newspaper group, Mr. Saltzman currently contributes to USA Today, USA Today.com, Yahoo! (U.S. and Canada), CNN.com, MSN and AARP – The Magazine.  Mr. Saltzman writes and hosts “Gear Guide,” a technology-focused video that runs nationally across Canada at movie theaters before the film trailers start.  Mr. Saltzman was selected to serve on the board of directors due to his extensive knowledge of the technology industry, interactive entertainment and online/social media trends.

Neil Stiles, Director. Mr. Stiles, 56, served as the President and publisher of Variety, Inc. from 2008 through 2012. In these positions, Mr. Stiles was responsible for the global business operations of the Variety franchise including Variety, Daily Variety, Daily Variety Gotham and Variety.com.  Additionally, he oversaw the publications Video Business, Tradeshow Week and 411 Publishing, and played a leading role in the management of MarketCast, a leading provider of marketing research for the film and television industries.  In late 2012 he executed the sale of the Variety Group.  Mr. Stiles has also served on the boards of directors of Randian LLC since 2011 and 2020 Capital LLC since 2011. Mr. Stiles has more than 30 years of experience in the magazine industry, beginning as a music industry journalist in the mid-1970s and moving into sales management positions throughout the 1980s.  Before joining the Variety team in 2008, Mr. Stiles played a large role in the management of sister company Reed Business Information-UK (“RBI”) as its board director.  As a director of RBI he oversaw a number of online initiatives including the acquisition of eMedia. Following the acquisition, Mr. Stiles served as the Chief Executive Officer of eMedia.   Mr. Stiles has served on the board of directors of LA’s BEST, one of the United States’ largest after school programs, and on the boards of BritWeek and BAFTA LA, and has served as the Chairman of BAFTA LA since 2011.  Mr. Stiles was selected to serve on the board of directors due to his extensive business experience and knowledge of the entertainment industry.

Herb Willer, Chairman. Mr. Willer, 60, has served as the Chairman of Intertainment Media, Inc. since 2012 and as a Director and Committee Chair since 2006.  He has served on the board of directors of Mill Street Brewery since 2003, Pitchpoint Solutions Inc. since 2007, and Healthcare 365 Inc. since 2010. Mr. Willer has served on the advisory board for the TSX Venture Exchange since 2012, as Chairman of the pension committee of the Princess Margaret Hospital in Toronto since 2008 and as a member of the investment committee of the University Health Network of Toronto.  Mr. Willer is a Canadian Chartered Accountant and is the President and founder of HMW Capital Inc., a Canadian Limited Market Dealer primarily focused on private equity investments. He has served as the President of HMW Capital Inc. since 2005. From 2003 to 2006, Mr. Willer was a partner of Kingsdale Capital, a brokerage firm, and prior to 2002 Mr. Willer was a global partner with Arthur Andersen and headed its entrepreneurial practice group in Ontario. Mr. Willer was selected to serve on the board of directors due to his extensive experience with emerging and growth companies and his perspective as the Chairman of our largest controlling stockholder.

Steven Wayne Parsons, Director. Mr. Parsons, 52, has 24 years of experience in the investment business and founded Parsons Financial Consulting, a consulting company focused on the technology and mining sectors, in 2010 and has served as its president since its inception.  Mr. Parsons served as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company from March 19, 2013 to March 28, 2013. Mr. Parsons has served on the board of directors of American Paramount Gold Corp., a company listed on the OTC Pink, since 2010 and also served as its President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary in 2010.  Prior to joining American Paramount Gold Corp., Mr. Parsons was a senior investment manager at National Bank Financial from 2003 through 2009.  Mr. Parsons was selected as our director because of his experience in the financial and technology industries.

Family Relationships

There are currently no family relationships between any of the members of our board of directors or our executive officers.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

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We acquired the certain rights under a Services Agreement dated March 21, 2013 between Intertainment Media, Inc. (“IMI”), its subsidiaries, and the Company upon the closing of an asset purchase agreement among the parties.. Mr. Lucatch, our Chief Executive Officer and a director, and Mr. Willer, our Chairman, are board members and the Chief Executive Officer and Chairman, respectively, of IMI, Ortsbo's controlling stockholder, which may cause a conflict of interest.  Furthermore, Mr. McCannell, who became our Chief Financial Officer on July 22, 2013, is the Chief Financial Officer of IMI.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or

c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

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5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or

b.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Meetings and Committees of the Board of Directors

Our Board of Directors held 4 formal meetings during the year ended May 31, 2014.

The Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Steven Wayne Parsons, who serves as Chairperson of the Audit Committee, Herb Willer and Neil Stiles. Our Board of Directors has determined that Mr. Willer qualifies as a “financial expert” as that term is defined in the rules of the SEC implementing requirements of the SARBANES-OXLEY Act of 2002. The Audit Committee meets four (4) times per year.

The Board of Directors has a separately designated Compensation Committee.

The members of our Compensation Committee are Steven Wayne Parsons, who serves as Chairperson of the Compensation Committee, Neil Stiles and Marc Saltzman.

The Board of Directors is responsible for all other committee activity, outside the Audit Committee and Compensation Committee.

We believe that the Board of Directors through its meetings can perform all of the duties and responsibilities which might be contemplated by additional committees.  As our business expands we anticipate forming other committees.

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Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is primarily responsible for overseeing our risk management processes.  The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees our company, our company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board of Directors

Except as may be provided in our bylaws, we do not have in place any procedures by which security holders may recommend nominees to the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC.  Based on the information available to us, we believe that all applicable Section 16(a) filing requirements have been met.

Code of Ethics

As part of our system of corporate governance, our Board of Directors has adopted a Code of Ethics and Conduct that is specifically applicable to our Chief Executive Officer and senior financial officers. This Code of Ethics and Conduct was filed as Exhibit 14.1 to our filing on Form 10-K for the year ended May 31, 2014. If we make substantive amendments to the Code of Ethics and Conduct or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four days of such amendment or waiver.

Compensation of Executives

Summary Compensation

The following table sets forth certain compensation information for: (i) the person who served as the Chief Executive Officer of Yappn Corp during the year ended May 31, 2014, regardless of the compensation level, and (ii) each of our other executive officers, serving as an executive officer at any time during 2013. The foregoing persons are collectively referred to in this prospectus as the “Named Executive Officers.” Compensation information is shown for the year ended May 31, 2014:

Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Comp	Non-Qualified Deferred Comp Earnings	All Other Comp	Totals
Position	Year	($)	($)	(s)	($)	($)	($)	($)	($)
David Lucatch,	2014	0	0	0	0	0	0	0	0
CEO	2013	0	0	0	0	0	0	0	0

Craig McCannell,	2014	0	0	0	0	0	0	0	0
CFO	2013	0	0	0	0	0	0	0	0

David Bercovitch, COO	2014	0	0	0	0	0	0	0	0

Employment Agreements

On June 1, 2014, we entered into an employment agreement with David Lucatch, our CEO, which has an indefinite term. Under the terms of this agreement, Mr. Lucatch will continue to serve as our Chief Executive Officer. Mr. Lucatch will receive a base salary of $190,000 per year in the first year of the agreement, subject to future increases in base salary as well as options that vest over time. Mr. Lucatch will be entitled to certain bonus payments based on the revenue of the Company and standard expense reimbursements and benefits. The complete terms and conditions of Mr. Lucatch’s employment agreement are included in Exhibit 10.32 of the Form 10-K for the year ended May 31, 2014.

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On Sept 1, 2014we entered into an employment agreement with Craig McCannell, our CFO, which has an indefinite term. Under the terms of this agreement, Mr. McCannell will continue to serve as our Chief Financial Officer. Mr. McCannell will receive a base salary of $160,000 per year in the first year of the agreement, subject to future increases in base salary as well as options that vest over time. Mr. McCannell will be entitled to certain bonus payments based on the revenue of the Company and standard expense reimbursements and benefits.

On October 31, 2014, we entered into a consulting agreement with Maranden Holdings, Inc., an entity controlled by David Bercovitch, memorializing the agreement by which David Bercovitch would act as our Chief Operating Officer. Under the terms of this agreement, Mr. Bercovitch will continue to serve as our Chief Operating Officer. Maranden Holdings, Inc will receive a base salary of one million, five hundred thousand (1,500,000) common stock purchase warrants, such common stock purchase warrants vesting over three years. Maranden Holdings, Inc, will be entitled to certain bonus payments and payment of expenses.

Aside from Mr. Lucatch and Mr. McCannell (and the consulting agreement with Maranden Holdings, Inc., we have no employment agreements with any of our other directors or executive officers as of the date of this Proxy.

Outstanding Equity Awards as of May 31, 2014

On August 14, 2014, after the year ended May 31, 2014, the Board of Directors approved the adoption of the 2014 Stock Option Plan. The total number of shares authorized for issuance under this plan is 15,000,000.

Outstanding Stock Awards at Year End

None.

Options Exercises and Stocks Vested

None.

Grants of Plan-Based Awards

None.

Non-Qualified Deferred Compensation

None.

Golden Parachute Compensation

None.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, Directors in such capacity.

Since our incorporation on November 3, 2010 until May 31, 2014, we have not paid any compensation to our directors in consideration for their services rendered to our Company in their capacity as such.

Indemnification of Officers and Directors

As permitted by Delaware law, our Articles of Incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

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Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following tables set forth certain information as of November 11, 2014 regarding the beneficial ownership of our common stock, based on 128,067,498shares of common stock issued, 56,126,665shares of common stock underlying common stock purchase warrants, 36,528,938underlying debentures, and 3,700,000 common stock purchase options, for an aggregate of 224,423,101shares of capital stock (i) each executive officer and director; (ii) all of our executive officers and directors as a group; and (iii) each person or entity who, to our knowledge, owns more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Yappn Corp., 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
5% Owners
Intertainment Media, Inc. (2)(3)	70,000,000	31.19%
Ortsbo (2)	15,000,000	6.7%

Officers and Directors
David Lucatch (2)(3)	86,190,000	38.4%
Craig McCannell (3)(4)	200,000		*
David Bercovitch (3)(5)	500,000		*
Steven Wayne Parsons (3)(6)	500,000		*
Marc Saltzman (3)(7)	500,000		*
Neil Stiles (3) (8)	500,000		*
Herb Willer (3)(9)	500,000		*
All executive officers and directors as a group (seven persons)(2)(3)	88,890,000	39.6%

* less than 1%

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 31, 2014. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	David Lucatch is the Chief Executive Officer of Intertainment Media, Inc., and, as such, has sole voting and investment power over the 70,000,000 shares of common stock held by Intertainment Media, Inc. Mr. Lucatch is also a Director of Ortsbo, Inc. and has voting control over such shares of our common stock held by Ortsbo, Inc.

(3)	c/o Yappn Corp. 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

(4)	Craig McCannell holds 600,000 common stock purchase options of which 200,000 have vested and 200,000 vest as of August 14, 2015 and 200,000 vest as of August 14, 2016

(5)	David Bercovitch indirectly holds 1,500,000 common stock purchase options (through Maranden Holdings, Inc., an entity controlled by David Bercovitch) of which 500,000 have vested and 500,000 vest as of August 14, 2015 and 500,000 vest as of August 14, 2016.

(6)	Steven Wayne Parsons holds 500,000 common stock purchase options.
(7)	Marc Saltzman Parsons holds 500,000 common stock purchase options.
(8)	Neil Stiles holds 500,000 common stock purchase options.

(9)	Herb Willer holds 500,000 common stock purchase options.

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Changes in Control

We are not aware of any arrangements that may result in a change in control of the Company.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MNP LLP (“MNP”), as our independent registered public accounting firm for the fiscal year ending May 31, 2015. MNP served as auditor for the fiscal year ended May 31, 2014. We do not expect a representative of MNP to be present at the Meeting.

The Board has selected MNP as our independent registered public accounting firm for the fiscal year ending May 31, 2015. Although the selection of the independent registered public accounting firm is not required under the Company’s By-laws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MNP be submitted to our stockholders for ratification due to the significance of their appointment. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of MNP LLP, as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2015.

Auditors Fees

Fees paid to the Company’s current principal accountant, MNP LLP, were as follows:

	Year Ended	Year Ended
	May 31,	May 31,
	2014	2013
Audit fees (1)	$48,150	$47,700
Audit related fees (2)	$39,987	$—
Tax fees (3)	$—	$—

(1)	Audit Fees

The aggregate fees billed by our principal accountant, MNP LLP, for the May 31, 2014 and May 31, 2013 audit of our annual financial statements and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended May 31, 2014 and May 31, 2013.

(2)	Audit-Related Fees

The aggregate fees billed by our principal accountants for assurance and advisory services that were related to the performance of the audit or review of our financial statements for the fiscal years ended May 31, 2014 and May 31, 2013.

(3)	Tax Fees

The aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, tax planning and tax preparation for the fiscal years ended May 31, 2014 and May 31, 2013.

(4)	All Other Fees

The aggregate fees billed for products and services provided by our principal accountants for the fiscal years ended May 31, 2014 and May 31, 2013, other than for audit fees and tax fees.

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Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN

This summary is qualified in its entirety by the terms of the 2014 Stock Option Plan, a copy of which is attached hereto as Exhibit A.

The 2014 Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2014 Stock Option Plan shall be Fifteen million (15,000,000) shares of common stock.

On August 14, 2014 the Board of Directors approved the adoption of the 2014 Stock Option Plan. The total number of shares authorized for issuance under this plan is 15,000,000.

The Company completed its first grant of stock options immediately after the plan was approved. The following table outlines the options granted and related disclosures:

	Stock Options	Weighted-Average Exercise Price
Outstanding August 14, 2014 (First Grant)	10,470,000	$0.10
Exercised	—	—
Cancelled, forfeited or expired	—	—
Outstanding at August 31, 2014	10,470,000	$0.10
Options exercisable at August 31, 2014	5,436,667	$0.10
Fair value of options vesting during the three month period ended August 31, 2014	$524,349

The 2014 Stock Option Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 110% of the fair market value per share of common stock on the date the options are granted for ISOs if the optionee owns more than 10% of the common stock. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

          The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2014 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

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The 2014 Stock Option Plan may be amended, terminated or suspended by the Board at any time.  The 2014 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2014 Stock Option Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2014 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

U.S. Federal Income Tax Consequences (for U.S. citizens granted options under the Plan)

If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our Shares at such time, less the exercise price paid. The holder's basis in the Shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Shares on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short-term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

Recommendation of the Board of Directors

The Board recommends a vote FOR the approval of the 2014 Stock Option Plan.

PROPOSAL 4 – INCREASE SHARE CAPITAL OF THE COMPANY

Our Board of Directors have adopted and approved resolutions and an amendment to the Certificate of Incorporation to effect an increase of the number of common shares of the Company that the Company may issue from two hundred million (200,000,000) to four hundred million (400,000,000). The Board of Directors believe that the Increase in Authorized common shares is in the best interest of the Company and its stockholders because the increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as providing for reserves that are often required when and if necessary to raise additional capital for ongoing operations, business and asset acquisitions, present and future employee benefit programs and other corporate purposes.

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We currently have 128,067,498shares of common stock issued and outstanding and our current authorized shares of common stock are 200,000,000 shares. However, if our convertible securities are fully exercised, we would require the issuance of 224,423,101shares of capital stock. We are requesting the shareholders to approve an increase in our authorized stock to a total of 400,000,000 shares of common stock cover the possibility of full dilution. In the event we are unable to receive shareholder approval for an increase in our authorized stock or of, however remote, the holders of convertible securities exercise their right to receive shares of common stock, we would be required to negotiate with such holders to avoid exceeding our current number of authorized shares of common stock and would be unable to issue additional shares for financing or consideration for services. This would have an adverse impact on our business and financial results.

The increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action is not being presented with the intent that it be utilized as a type of anti-takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated and potentially executed by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

Recommendation of the Board of Directors

The Board recommends a vote FOR the increase of the authorized shares of common stock of the Company from 200,000,000 to 400,000,000, $0.0001 par value effective as of the filing of amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State.

PROPOSAL 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders. If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEO”) as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal 6. This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the NEO’s compensation that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

“BE IT RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved”.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal 6 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Recommendation of the Board

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers.

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PROPOSAL 6 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal 5, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, compensation of our named executive officers. In this Proposal 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one or two or three years, or may abstain from casting a vote. The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every three years for future executive compensation advisory votes. The Company believes that a once-every-three-years executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, longer-term basis. The Company takes a long-term view of executive compensation and encourages its stockholders to do the same. Too frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. In addition, an annual vote may not allow stockholders sufficient time to evaluate the effect of changes made to the Company’s executive compensation program. In determining to recommend that stockholders vote for a frequency of once every three years, the Company considered how an advisory vote at this frequency will provide stockholders sufficient time to evaluate the effectiveness of our executive compensation policies and practices in the context of our long-term business results rather than emphasizing short-term and potentially one-time fluctuations in our business results or executive compensation. In addition, a vote every three years will provide the Company sufficient time to be responsive to stockholder views. Proxies solicited by the Board of Directors will be voted for a frequency of every three years unless stockholders specify to the contrary.

Recommendation of the Board

The Board of Directors recommends that the stockholders vote “FOR” a frequency of every “three years” for the executive compensation advisory.

Annual Report

Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2014 fiscal year, as filed with the Securities and Exchange Commission, by writing to the Chief Financial Officer of Yappn Corp. at 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

Stockholder Proposals & Nominations

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2015 proxy statement, your proposal must be received by us no later than August 1, 2015, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8. You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Additional Information

Additional information relating to the Company, including the Company’s annual filings (including audited consolidated financial statements and management’s discussion and analysis) for the year ended May 31, 2014, on the United States Securities and Exchange Commission website at www.sec.gov. Stockholders may also request copies from the Secretary of the Company. Such copies will be made available free of charge.

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Revocable Proxy - Yappn Corp.

Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors and management of Yappn Corp. (the "Company") for the 2014 Annual and Special Meeting of Stockholders (“2014 Meeting”) to be held at Brickell Avenue Business Center, 1200 Brickell Ave., Suite 1800 & 1950 Miami, FL 33131 Large conference room on December 22, 2014 at 9:00 a.m., local time.

The undersigned, a holder of Shares of the Company, hereby appoints David Lucatch (the "Proxyholder") or, _______________________________________(print name) and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the Shares of the Company which the undersigned would be entitled to vote if personally present at the 2014 Meeting, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

	For	Abstain
Proposal 1 - The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.
David Lucatch	[_____]	[_____]
Marc Saltzman	[_____]	[_____]
Neil Stiles	[_____]	[_____]
Herb Willer	[_____]	[_____]
Steven Wayne Parsons	[_____]	[_____]

	For	Against	Abstain
Proposal 2 - To ratify the appointment of MNP LLP, Chartered Accountants, as the
Company’s independent registered public accounting firm for the fiscal year ending
May 31, 2015 and allow the directors to fix their remuneration.	[_____]	[_____]	[_____]

Proposal 3 - To approve the 2014 Stock Option Plan.	[_____]	[_____]	[_____]

Proposal 4 - To approve an increase of the authorized shares
of common stock of the Company from 200,000,000 to 400,000,000.	[_____]	[_____]	[_____]

Proposal 5 - To approve by an advisory vote named executive officer compensation	[_____]	[_____]	[_____]

	One Year	Two Years	Three Years	Abstain
Proposal 6 - To approve by an advisory vote the frequency of
future executive compensation advisory votes.	[_____]	[_____]	[_____]	[_____]

Signature of Stockholder	Name of Stockholder (print exactly as it appears hereon)

Number of Shares Held	Certificate Number	Date

Check here if you plan to attend the 2014 Annual and Special Meeting of Stockholders [     ]

This proxy should be read in conjunction with the meeting materials prior to voting. To be valid, this proxy must be signed. When signed, this Proxy will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, 4, 5 & 6. By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above proposals, as well as with respect to any other matter that may properly be brought before the 2014 Meeting, in each case in accordance with the judgment of the person or persons voting. The Company does not expect that any matter other those noted above to be brought before the 2014 Meeting. Once completed send the proxy to our office at 1001 Avenue of the Americas, 11th Floor, New York, NY 10018 (fax: 347-584-3644) or directly to the Company on or before December 15, 2014 at 5:00 p.m (EST) (facsimiles and scanned emails (proxy@yappn.com) can be received until 5:00 pm EST on December 19, 2014). Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you appoint Management’s nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management voting recommendations highlighted for each resolution. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Company. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory’s power to sign the proxy.

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Exhibit A

YAPPN CORP.

2014 STOCK OPTION PLAN

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ARTICLE I
GENERAL PROVISIONS

1.1 The Plan is designed for the benefit of the directors, executives, independent contractors, and key employees of the Company (i) to attract and retain for the Company personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; (viii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3 The Plan shall be effective on August 14, 2014 (the "Effective Date"), subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock, which may be voted at the next annual or special shareholder’s meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Company’s shareholders.

ARTICLE II
DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1 "Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2 "Act" means the Securities Exchange Act of 1934, as amended.

2.3 "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option or Stock Appreciation Award or any combination of the foregoing.

2.5 "Board" means the Board of Directors of the Company.

2.6 "Change in Control" shall have the meaning set forth in Section 8 of the Plan.

2.7 "Change in Control Price" shall have the meaning set forth in Section 8 of the Plan.

2.8 "Code" means the Internal Revenue Code of 1986, as amended.

2.9 "Committee" means the Compensation Committee of the Board, or in the absence of a Committee, the Board of Directors.

2.10 "Company" means Yappn Corp., a Delaware corporation.

2.11 "Disability" means disability as determined under procedures established by the Committee or in any Award.

2.12 "Discount Stock Options" means the Nonqualified Stock Options, which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

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2.13 "Early Retirement" means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.14 "Effective Date" shall have the meaning set forth in Section 1.3 of the Plan.

2.15 "Eligible Participant" means any director, executive or key employee of the Company, as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term "Eligible Participant" shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

2.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.17 "Fair Market Value" means, with respect to any given day, the closing price of the Stock reported on the next day on which the Stock was traded, all as reported by such source as the Committee may select. The Committee may establish an alternative method of determining Fair Market Value. Notwithstanding the foregoing, the Committee shall, to the extent Section 409A of the Code applies, use a valuation method that satisfies Section 409A and any regulations thereunder.

2.18 "Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.19 "Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.20 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.21 "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.22 "Option Grant Date" means, as to any Stock Option, the latest of:

(a) the date on which the Committee grants the Stock Option to the Participant;

(b) the date the Participant receiving the Stock Option becomes an employee of the Company or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c) such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

2.23 "Participant" means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.24 "Plan" means the 2014 Stock Option Plan, as amended from time to time.

2.25 “Related Stock Appreciation Right” shall have the meaning set forth in Section 6.1 of the Plan.

2.26 "Retirement" means Normal or Early Retirement.

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2.27 "Stock" means shares of common stock par value $.0001 per share of the Company, as may be adjusted pursuant to the provisions of Section 3.10.

2.28 "Stock Appreciation Right" means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock; provided that, such price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

2.29 "Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.30 "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.31 "Stock Right" means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.32 "Termination of Employment" means the discontinuance of employment of a Participant with the Company. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred. Notwithstanding the foregoing, Termination of Employment shall, for purposes of any payment under an Award to which Section 409A of Code applies, have the same meaning as “separation from service” under Section 409A (and any regulations thereunder).

ARTICLE III
ADMINISTRATION

3.1 This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers, as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. The Board, in its discretion, may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the "Committee" herein shall be deemed to include the Board.

3.2 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options or Stock Appreciation Rights, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

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3.3 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.4 Without limiting the foregoing Sections 3.1, 3.2 and 3.3, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.4 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.5 The aggregate number of shares of Stock, which are reserved for issuance under the Plan, shall be Fifteen Million (15,000,000). The aggregate number of shares of stock reserved for issuance under the plan shall be adjusted in accordance with Section 3.10.

(a) If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock shall not be charged against the aggregate number of shares of Stock available for Award under the Plan, and shall again be available for Award under the Plan.

(b) To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

3.6 Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.7 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

(b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.8 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.9 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or its Subsidiaries or sale or other disposition by the Company or its Subsidiaries of all or a portion of its assets, any other change in the Company's or its Subsidiaries' corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

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(a) the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.5, 3.15, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

(b) the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c) the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

(d) the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of (i) each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code and (ii) any Award that is subject to Section 409A of the Code shall comply with Section 409A and any regulations thereunder.

3.11 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Any payments required under this Section 3.11 that are subject to Section 409A of the Code shall be made by the end of year following the year in which the expenses and liabilities were incurred.

3.12 The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

3.13 The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect or comply with applicable law. In the event the Company (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.14 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any non-substantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

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ARTICLE IV
INCENTIVE STOCK OPTIONS

4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until the ten (10) year anniversary of the Effective Date, subject to the following conditions:

(a) The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

(b) The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(i) as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

(ii) as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death; provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

(c) The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

(i) if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option. Notwithstanding the foregoing, no Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as such and the Company shall honor any such stock Option as a Nonqualified Stock Option.

(d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

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(e) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.2 The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3 If the Incentive Stock Option Award Agreement so provides, the Committee may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

ARTICLE V
NONQUALIFIED STOCK OPTIONS

5.1 One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2 The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Option Grant Date.

5.3 The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(a) as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

(b) as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4 The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or with Article VII, as determined by the Committee.

ARTICLE VI
STOCK APPRECIATION RIGHTS

6.1 A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan (a “Related Stock Appreciation Right”), or may be granted independent of any related Incentive or Nonqualified Stock Option.

6.2 A Related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

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6.3 Each Related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of a Related Stock Appreciation Right related to an Incentive Stock Option must be concurrent with the grant of the Incentive Stock Option. With respect to Nonqualified Stock Options, the grant of a Related Stock Appreciation Right either may be concurrent with the grant of the Nonqualified Stock Option, or (to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations) subsequent to the grant of the Nonqualified Stock Option, in connection with a Nonqualified Stock Option previously granted under Article V, which is unexercised and has not terminated or lapsed.

6.4 The Committee shall have the sole discretion to determine, in each case whether the payment with respect to the exercise of a Stock Appreciation Right shall be made in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise of the Stock Appreciation Right. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.

6.5 The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof upon exercise of a Stock Appreciation Right. Payment may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), be made in a lump sum, in annual installments or may be otherwise deferred and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6 Upon the exercise of a Related Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7 The Committee, in its sole discretion, may, to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations, also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

6.8 In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights shall become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised, in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

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ARTICLE VII
INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1 Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2 An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

7.3 Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Company) with a Fair Market Value equal to the exercise price of the Stock Option as payment.

7.4 No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. To the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), the Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

(a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

(b) converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.5.

7.5 The Committee may, in its sole discretion consistent with Section 409A of the Code (and any regulations thereunder), authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6 In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the exercise price of the Option in consideration of the surrender of the Stock Option.

7.7 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

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7.8 The Committee may, to the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of Awards under the Plan.

ARTICLE VIII
ACCELERATION EVENTS

8.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Change in Control".

8.2 A "Change in Control" shall be deemed to have occurred if:

(a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company and (including any trustee of such plan acting as trustee) who:

(i) makes a tender or exchange offer for all shares of the Company's Stock pursuant to which all shares of the Company's Stock are purchased (an "Offer"); or

(ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least fifty percent (50%) of the Company's Stock (an "Acquisition");

(b) The shareholders of the Company approve a definitive agreement or plan (i) to merge or consolidate the Company with or into another Company and (x) the Company shall not be the surviving corporation or (y) the Company shall be the surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (ii) to sell or otherwise dispose of 50% or more of its assets, or (iii) to liquidate the Company;

(c) The Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person; or

(d) When, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing, the individuals who, prior to such transaction, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof.

8.3 Upon the occurrence of an Acceleration Event, the Committee may, in its discretion, declare that all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

(a) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

(b) the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

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(c) the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

(d) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

8.4 Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare that any or all of the then outstanding Stock Options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part.

8.5 The value of all outstanding Stock Option, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price," as defined herein as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

8.7 For purposes of Section 8.7, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the Nasdaq Global Market tier of The Nasdaq Stock Market, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Participant exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights). Notwithstanding the foregoing, Fair Market Value on the date of exercise shall be used for any Award, the use of any other value for which would result in the imposition of income taxes and penalties under Section 409A of the Code.

8.8 Notwithstanding the foregoing, the time for payment of any Award subject to Section 409A of the Code shall not be accelerated or otherwise changed under this Article to the extent such acceleration or other change would be contrary to the payment timing or other rules under Section 409A (or any regulations thereunder).

ARTICLE IX
AMENDMENT AND TERMINATION

9.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Company's shareholders, shall:

(a) alter the group of persons eligible to participate in the Plan;

(b) extend the period during which Incentive Stock Option Awards may be granted beyond August 14, 2024;

(c) limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan; or

(d) change any of the provisions of this Article IX.

9.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

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(a) annul any Award if the Participant competes against the Company or any Subsidiary or is terminated for cause as determined by the Committee;

(b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company or any Subsidiary; and

(c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

ARTICLE X
MISCELLANEOUS PROVISIONS

10.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company (or to serve as a director thereof) or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Subsidiaries for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

10.2 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, but not limited to, the withholding of payment of all or any portion of such Award or (to the extent consistent with Section 409A of the Code) another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or (to the extent consistent with Section 409A) another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or (to the extent consistent with Section 409A) selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

10.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

10.4 The terms of the Plan shall be binding upon the Company, its Subsidiaries, and their successors and assigns.

10.5 No Stock Option, or Stock Appreciation Right shall be transferable except as provided for herein or with the express written consent of the Company. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

10.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware, except to the extent preempted by ERISA.

10.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

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10.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

10.9 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

10.10 All Awards shall, to extent applicable, comply and be administered in accordance with the rules and requirements of Section 409A of the Code. Notwithstanding any other provision of the Plan, the Committee may take such actions as it deems necessary or appropriate to ensure that any Award comply with or be exempt from Section 409A and may interpret this Plan in any manner necessary to ensure that Awards comply with or are exempt from Section 409A. In the event that the Committee determines that an Award should comply with or be exempt from Section 409A and that a Plan provision or Award Agreement provision is necessary to ensure that such Award complies with or is exempt from Section 409A of the Code, such provision shall be deemed included in the Plan or such Award Agreement. The Committee may also unilaterally reform any Agreement to the extent necessary to comply with Section 409A.

10.11 In the event that a Participant is a “specified employee” within the meaning of Section 409A (as determined by the Company or its delegate), any payment required under this Plan that is subject to Section 409A and is payable upon Termination of Employment, shall not be made or begin until the expiration of the 6-month period following the Participant’s Termination of Employment.

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